UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

OMEGA HEALTHCARE INVESTORS, INC.

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)
Delaware	33-203447-11	36-4796206
(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 24, 2020, Omega Healthcare Investors, Inc. (“Omega” or the “Company”) issued a press release regarding its accounting treatment for operators with going concern disclosures.  Omega’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On September 24, 2020, the Company announced that it is revising its method of accounting for lease-related revenues of operators that have informed the Company of doubt regarding their ability to continue as a going concern. Beginning in the quarter ending September 30, 2020, the Company will record revenue for such operators on a cash-basis accounting method rather than a straight-line accounting method. As a result, based on information we received in August and September of 2020, Omega will be accounting for the revenues of two of our operators, Genesis Healthcare, Inc. (“Genesis”) and Agemo Holdings, LLC (f/k/a Signature Healthcare) (“Agemo”), on a cash basis for the quarter ending September 30, 2020.

Omega expects the impact of this change will be a write-down of straight-line receivables and lease inducements of approximately $140 million in the quarterly period ending September 30, 2020, representing $65 and $75 million for Genesis and Agemo, respectively. In addition, the Company will be recording an impairment estimated at $28 million, related to the uncollateralized portion of a loan to Agemo. Omega does not currently expect to record a reserve with respect to its other investments outstanding in these operators, which are expected to be approximately $81 million and $29 million as of September 30, 2020 for Genesis and Agemo, respectively, in view of the collateral and other credit support available to Omega in connection with these obligations. In 2020, throughout the COVID-19 pandemic, Omega has collected all contractual rents due from Genesis and Agemo.

Information and conditions may change with respect to these operators, or additional actions may be taken with regard to other operators in the Omega portfolio, based on Omega’s quarterly review of its portfolio in connection with filing of its quarterly report for the quarter ending September 30, 2020. Further information on Omega’s policies and considerations when accounting for rental income and impaired loans can be found in Omega’s quarterly report on Form 10-Q for the period ended June 30, 2020, filed on August 7, 2020, and Omega’s annual report on Form 10-K for the year ended December 31, 2019, filed on February 28, 2020.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Omega’s or its tenants', operators', borrowers' or managers' expected future financial condition, results of operations, cash flows, funds from operations, operating metrics, expected write-offs, operator performance after the pandemic, competitive positions, acquisitions, expected lease income, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from Omega's expectations.

Omega’s actual results may differ materially from those reflected in such forward-looking statements as a result of a variety of factors, including, among other things: (i) uncertainties relating to the business operations of the operators of Omega’s properties, including those relating to reimbursement by third-party payors, regulatory matters and occupancy levels; (ii) the impact of 2019 novel coronavirus (“COVID-19”) on our business and the business of our operators, including without limitation, the extent and duration of the COVID-19 pandemic, increased costs experienced by operators of skilled nursing facilities (“SNFs) and assisted living facilities (“ALFs”) in connection therewith, and the extent to which continued government support may be available to operators to offset such costs and the conditions related thereto; (ii) the ability of our operators to comply with the terms and conditions pursuant to which government support may be available; (iii) the impact of events or circumstances that we become aware of in the future on the expectations set forth herein regarding financial measures as of and for the period ending September 30, 2020; (iv) the ability of any of Omega’s operators in bankruptcy to reject unexpired lease obligations, modify the terms of Omega’s mortgages and impede the ability of Omega to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations, and other costs and uncertainties associated with operator bankruptcies; (v) the availability and cost of capital to us; (vi) competition in the financing of healthcare facilities; (vii) competition in the long-term healthcare industry and shifts in the perception of various types of long-term care facilities, including SNFs and ALFs; (viii) additional regulatory and other changes in the healthcare sector; (ix) changes in the financial position of our operators; (x) the effect of economic and market conditions generally, and particularly in the healthcare industry; (xi) changes in interest rates; (xiii) changes in tax laws and regulations affecting real estate investment trusts (“REITs”); (xiii) the potential impact of changes in the SNF and ALF market or local real estate conditions on the Company’s ability to dispose of assets held for sale for the anticipated proceeds or on a timely basis, or to redeploy the proceeds therefrom on favorable terms; (iv) Omega’s ability to maintain its status as a REIT; (xv) the effect of other factors affecting our business or the businesses of our operators that are beyond our or their control, including natural disasters, other health crises or pandemics and governmental action, particularly in the healthcare industry; (xvi) the ability of our operators to successfully perform following the COVID-19 pandemic; and (xvii) other factors identified in Omega’s filings with the SEC. Statements regarding future events and developments and Omega’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward looking statements.

We caution you that the foregoing list of important factors may not contain all the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this document. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued by the Company dated September 24, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Co-Registrant)

Dated: September 24, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
(Co-Registrant)

Dated: September 24, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel